Investment Adviser
LMM, LLC
Baltimore, MD

Board of Directors
John F. Curley, Jr., Chairman
Jennifer W. Murphy, President
Nelson A. Diaz
Richard G. Gilmore
Arnold L. Lehman
Dr. Jill E. McGovern
G. Peter O'Brien
T. A. Rodgers

Edward A. Taber, III

Transfer and Shareholder Servicing Agent

Boston Financial Data Services
Boston, MA

Custodian
State Street Bank & Trust Company
Boston, MA

Counsel
Kirkpatrick & Lockhart LLP
Washington, DC

Independent Auditors
Ernst & Young LLP
Philadelphia, PA

This report is not to be distributed unless preceded or accompanied by a prospectus.

               LEGG MASON WOOD WALKER, INCORPORATED

      -------------------------------------------------------

                         100 Light Street
              P.O. Box 1476, Baltimore, MD 21203-1476
                         410 - 539 - 0000

LMF-088
8/01

                                  SEMI-ANNUAL REPORT
                                    JUNE 30, 2001

                                      LEGG MASON
                                     OPPORTUNITY
                                        TRUST

                                    PRIMARY CLASS

                                  [LEGG MASON LOGO]

Portfolio Manager's Comments
Legg Mason Opportunity Trust

     At the halfway point in what is so far another poor year for the stock market, your Fund is doing surprisingly well. For the three months just ended, our net asset value rose 11.48%, which brings our six-month return to 17.72%. As you undoubtedly know, the stock market is down for the year, the S&P 500 having fallen 6.70%. Over the past twelve months the S&P is down almost 15%, while we are up 11.50%.

     These results are somewhat surprising because the Fund is not being run to generate strong short-term results. Our focus is long-term and I am quite happy to sacrifice near-term results in order to increase the probability of even greater long-term returns. As I have noted before, the Fund also is experimental in that it possesses wide latitude to invest in a broad array of instruments anywhere in the world in order to try to achieve its objectives. Since your manager has little experience in exercising most of these powers, to the extent we use them we will be experimenting on your (and my) money. So far, so good, anyway.

     In trying to capitalize on opportunities, we are looking for significant mispricings - assets that the market has for some reason priced at a large variance from their underlying value relative to other assets with similar risk/return characteristics. If that variance is on the high side, we are able to short and realize our return if we are right and if the price retreats. We have used our ability to short sparingly, in retrospect a mistake. We shorted the QQQ's, a proxy for the NASDAQ 100, twice last year, making money both times. Since the NASDAQ is down 45% in the past year, we should have been short heavily and continuously. Most funds, of course, can't short at all, so our results have not suffered relative to what the competition was able to do.

     We are currently short one name, Kohl's, a first-rate retailer with an outstanding record and excellent prospects. This is purely a question of valuation. The stock trades at a multiple higher than that of Home Depot and Wal Mart, both unique franchises. Same-store sales growth is falling and insiders have been aggressive sellers of the stock. We think the company is terrific, just not as terrific as the market's valuation implies.

     The Fund is currently classified by the ratings services as a mid-cap blend fund, and so we are, mostly, as of this writing. When the Fund started that was where I thought most of the opportunities resided, and it is still fertile ground, in my opinion. Other parts of the market, though, are now beginning to show promise. Chief among these is the telecommunications area.

     Telecom was a market darling for years as new optical technologies, abundant capital, and a regulatory environment that favored new entrants promised seemingly limitless growth. Now investors, haunted by the specter of years of over-capacity and reeling from multiple bankruptcies, can't sell these securities fast enough. We have bought both shares and bonds of Exodus Communications, a company that does web hosting and other managed web services, and of Level 3, which primarily operates a long-haul packet switched network that is continuously upgradable as new technologies arise. Exodus appears to have a good business model but faces stiff competition from a number of better financed companies, including IBM, EDS, and Digex, now controlled by WorldCom. The company is buried in debt and the stock may or may not have much value. The senior bonds are now available for about 30 cents on the dollar and appear to us to be moderately well covered at that price. Level 3 has excellent management, is financed through the next couple of years, but is operating in a segment of the market

Legg Mason Opportunity Trust

currently plagued by over-capacity. We believe there is opportunity in both the stock and the bonds of Level 3.

     We added a few other companies to the portfolio. Oxford Health is a major health care provider in New York and is fully recovered from its travails of a few years ago. The stock is well off its highs and trades now for under 10x what we think they'll earn in the next twelve months. Trading in the high 20s, it has a value we estimate to be in the low 40s. Research In Motion is a Canadian provider of mobile communication devices. The stock traded at over $300 per share last year in the telecom frenzy; it is now under $30. RIM has excellent growth prospects and so far its business has largely escaped the slowdown experienced by other telecom companies. British Telecom is rolling out the RIM products in Europe and if that proceeds more slowly than now anticipated, the shares could come under pressure as inventories begin to build. New products due later this and/or early next year will be Java-enabled and should dramatically improve functionality. Owners of the company's flagship Blackberry product often refer to it as the "Crackberry" due to its addictive nature.

     We don't have any strong views on the market. Shares should tend higher because that's what they mostly do: 70% of the time the market goes up. Having two down years in a row, as we are currently experiencing, is highly unusual. The last time was 1973 and 1974. Stocks go up because the economy and corporate profits grow; one should generally expect the market to be at an all-time high because GDP and profits are at all-time highs, adjusting of course for the level of inflation and interest rates.

     The Fed has cut rates six times this year and Congress has cut taxes, both in order to accelerate economic growth. Growth will eventually pick up and shares will eventually move higher. Opportunities will continue to present themselves in the capital markets. As of this writing, Argentina is in the midst of a financial crisis and its stock and bond markets are collapsing. The currency peg will probably give way and debt will likely have to be restructured. Both events may provide us with a way to earn excess returns. Still, bond yields in many U.S. telecom companies are higher than yields available in Argentina and if those companies don't pay, we'll get equity.

     The Fund may have somewhat fewer names as the year progresses. I believe it is generally better to concentrate one's research in order to improve the probabilities of being right. Human bandwidth is fixed; lots of names means less attention devoted to each name.

     The probability we care most about is not how often we are right, but how much money we make if we are right. Many, perhaps most, investors concentrate too much, in my opinion, on whether they will be right about each individual investment decision. Absent emotionally-driven frenzies such as the one that gripped tech last year, most stocks tend to trade about where they should, and tend to perform about in line with the market. Focusing on names that can return many times one's investment if one is right is likely to lead to better results than trying to minimize the chances of being wrong. This does not mean, I should add, engaging in the investment equivalent of buying a lottery ticket or betting the long shots at the track. Those activities have negative expected returns. It means betting the highest expected return, not the most frequent return.

     The market tends to underestimate the probability of infrequent events, which occur much more often than expected. Looking at what the market doesn't expect often turns up opportunities others neglect. The best marker of potential opportunity is extreme emotion, emotion usually being inconsistent with careful calculations of value. We seem to be seeing that kind of emotion in telecom now, which is why that is where our research efforts are being predominantly expended.

     I want to thank all of you for your confidence and your capital. I should emphasize again that this Fund is not like other funds and that it would be prudent not to have too much of your capital tied up in a new, unproven investment vehicle.

     As always, we welcome your comments and suggestions.

                                                  Bill Miller, CFA

July 18, 2001
DJIA 10569.8

                 ---------------------------------------------

Performance Information

Total Returns for One Year and Life of Class as of June 30, 2001

  The returns shown are based on historical results and are not intended to indicate future performance. Total return measures investment performance in terms of appreciation or depreciation in the Fund's net asset value per share, plus dividends and any capital gain distributions. It assumes that dividends and distributions were reinvested at the time they were paid. The investment return and principal value of an investment in this Fund will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Average annual returns tend to smooth out variations in a fund's return, so that they differ from actual year-to-year results. No adjustment has been made for any income taxes payable by shareholders.

  The Fund has two classes of shares: Primary Class and Institutional Class. Information about the Institutional Class, offered only to certain institutional and other investors, is contained in a separate report to its shareholders.

  The Fund's total returns as of June 30, 2001, are as follows:

Average Annual Total Return
  Primary Class:
     One Year                                                  +11.50%
     Life of Class (Inception: December 30, 1999)              +10.25%
Cumulative Total Return
  Primary Class:
     One Year                                                  +11.50%
     Life of Class (Inception: December 30, 1999)              +15.74%

Legg Mason Opportunity Trust

SELECTED PORTFOLIO PERFORMANCE (A)

 Strong performers for the 2nd quarter 2001(B)
-----------------------------------------------
 1.   Hollywood Entertainment
        Corporation                    +286.7%
 2.   The FINOVA Group Inc.            +105.6%
 3.   Cabletron Systems, Inc.           +77.1%
 4.   NOVA Corporation                  +70.6%
 5.   Amazon.com, Inc.                  +38.3%
 6.   Mandalay Resort Group             +37.2%
 7.   Abercrombie & Fitch Co.           +36.1%
 8.   Pentair, Inc.                     +32.7%
 9.   AOL Time Warner Inc.              +32.0%
10.   Amazon.com, Inc., Cv., 4.75%,
        due 2/1/09                      +27.2%

Weak performers for the 2nd quarter 2001(B)
--------------------------------------------
 1.  WestPoint Stevens Inc.          -84.7%
 2.  Exodus Communications, Inc.     -80.8%
 3.  TALK America Holdings, Inc.     -58.2%
 4.  Acxiom Corporation              -37.3%
 5.  Ames Department Stores, Inc.    -33.6%
 6.  Pinnacle Entertainment, Inc.    -30.0%
 7.  Knight Trading Group, Inc.      -26.9%
 8.  TALK America Holdings, Inc.,
       Cv., 4.5%, due 9/15/02        -16.7%
 9.  E*Trade Group, Inc.              -7.6%
10.  Omnicare, Inc.                   -5.8%

(A) Individual stock performance is measured by the change in the stock's price; reinvestment of dividends is not included.
(B) Securities held for the entire quarter.

PORTFOLIO CHANGES

Securities added during the 2nd quarter 2001
--------------------------------------------
Exodus Communications, Inc., 11.625%, due
  7/15/10
Level 3 Communications, Inc., 9.125%, due
  5/1/08
Oxford Health Plans, Inc.
Research In Motion Limited
The Phoenix Companies, Inc.

Securities sold during the 2nd quarter 2001
-------------------------------------------
Agere Systems Inc.
Brunswick Corporation
Kohl's Corporation (security sold short)
Level 3 Communications, Inc.

Statement of Net Assets
Legg Mason Opportunity Trust
June 30, 2001 (Unaudited)
(Amounts in Thousands)

                                                              Shares/Par                     Value
-----------------------------------------------------------------------------------------------------
Common Stock and Equity Interests -- 85.9%
Capital Goods -- 8.7%
  Manufacturing (Diversified) -- 3.1%
  Pentair, Inc.                                                    1,600                   $   54,080
                                                                                           ----------
  Waste Management -- 5.6%
  Republic Services, Inc.                                          5,000                       99,250(A,C)
                                                                                           ----------
Communications Services -- 2.8%
  Telecommunications (Cellular/Wireless) -- 2.5%
  Nextel Communications, Inc.                                      2,500                       43,750(A)
                                                                                           ----------
  Telecommunications (Long Distance) -- 0.3%
  TALK America Holdings, Inc.                                      6,600                        6,204(A,B)
                                                                                           ----------
Consumer Cyclicals -- 16.9%
  Gaming, Lottery and Pari-Mutuel Companies -- 3.8%
  Mandalay Resort Group                                            2,000                       54,800(A)
  Pinnacle Entertainment, Inc.                                     1,700                       12,495(A,B)
                                                                                           ----------
                                                                                               67,295
                                                                                           ----------
  Retail (Discounters) -- 0.3%
  Ames Department Stores, Inc.                                     3,290                        4,573(A,B)
                                                                                           ----------
  Retail (Home Shopping) -- 1.6%
  Amazon.com, Inc.                                                 2,000                       28,300(A)
                                                                                           ----------
  Retail (Specialty-Apparel) -- 6.5%
  Abercrombie & Fitch Co.                                          2,593                      115,379(A)
                                                                                           ----------
  Services (Advertising/Marketing) -- 1.5%
  Acxiom Corporation                                               2,001                       26,192(A)
                                                                                           ----------
  Services (Commercial and Consumer) -- 3.1%
  Viad Corp                                                        2,100                       55,440
                                                                                           ----------
  Textiles (Home Furnishings) -- 0.1%
  WestPoint Stevens Inc.                                           2,000                        2,760
                                                                                           ----------

Legg Mason Opportunity Trust

                                                              Shares/Par                     Value
-----------------------------------------------------------------------------------------------------
Consumer Staples -- 10.7%
  Beverages (Non-Alcoholic) -- 3.6%
  Cott Corporation                                                 5,800                   $   64,032(A,B)
                                                                                           ----------
  Entertainment -- 4.0%
  AOL Time Warner Inc.                                               700                       37,100(A)
  Hollywood Entertainment Corporation                              4,100                       34,686(A,B)
                                                                                           ----------
                                                                                               71,786
                                                                                           ----------
  Housewares -- 0.6%
  Tupperware Corporation                                             419                        9,812
                                                                                           ----------
  Restaurants -- 2.5%
  Tricon Global Restaurants, Inc.                                  1,000                       43,900(A)
                                                                                           ----------
Financials -- 10.2%
  Banks (Money Center) -- N.M.
  Lloyds TSB Group plc                                                57                          572
                                                                                           ----------
  Financial (Diversified) -- 1.2%
  The FINOVA Group Inc.                                            5,900                       21,830(B)
                                                                                           ----------
  Insurance (Life/Health) -- 4.5%
  The Phoenix Companies, Inc.                                        300                        5,580(A)
  UnumProvident Corporation                                        2,300                       73,876
                                                                                           ----------
                                                                                               79,456
                                                                                           ----------
  Investment Banking/Brokerage -- 1.3%
  E*Trade Group, Inc.                                              1,500                        9,675(A)
  Knight Trading Group, Inc.                                       1,175                       12,561(A)
                                                                                           ----------
                                                                                               22,236
                                                                                           ----------
  Savings and Loan Companies -- 3.2%
  Washington Mutual, Inc.                                          1,500                       56,325
                                                                                           ----------
Health Care -- 4.5%
  Health Care (Managed Care) -- 2.9%
  Oxford Health Plans, Inc.                                        1,800                       51,480(A)
                                                                                           ----------

                                                              Shares/Par                     Value
-----------------------------------------------------------------------------------------------------
Health Care -- Continued
  Health Care (Specialized Services) -- 1.6%
  Omnicare, Inc.                                                   1,400                   $   28,280
                                                                                           ----------
Technology -- 32.1%
  Communications Equipment -- 2.5%
  Research In Motion Limited                                       1,400                       45,150(A)
                                                                                           ----------
  Computers (Hardware) -- 4.2%
  Dell Computer Corporation                                        1,000                       26,150(A)
  Gateway, Inc.                                                    2,900                       47,705(A)
                                                                                           ----------
                                                                                               73,855
                                                                                           ----------
  Computers (Networking) -- 8.4%
  Cabletron Systems, Inc.                                          6,500                      148,525(A)
                                                                                           ----------
  Computers (Software/Services) -- 12.8%
  eSpeed, Inc.                                                     1,500                       33,000(A)
  Exodus Communications, Inc.                                     25,060                       51,624(A)
  KPMG Consulting Inc.                                             2,450                       37,607(A)
  Symantec Corporation                                             1,110                       48,496(A)
  Unisys Corporation                                               3,800                       55,898(A)
                                                                                           ----------
                                                                                              226,625
                                                                                           ----------
  Services (Data Processing) -- 4.2%
  NOVA Corporation                                                 2,400                       75,480(A)
                                                                                           ----------
Total Common Stock and Equity Interests (Identified Cost -- $1,358,758)                     1,522,567
-----------------------------------------------------------------------------------------------------
Common Stock and Equity Interests Sold Short -- (1.8)%
Consumer Cyclicals -- (1.8)%
  Retail (Department Stores) -- (1.8)%
  Kohl's Corporation                                                (500)                     (31,365)(A)
                                                                                           ----------
Total Common Stock and Equity Interests Sold Short (Proceeds -- $30,928)                      (31,365)
-----------------------------------------------------------------------------------------------------
Corporate and Other Bonds -- 8.4%
Amazon.com, Inc., Cv., 4.75%, due 2/1/09                      $  136,500                       65,520
Exodus Communications, Inc., 11.625%, due 7/15/10                104,250                       35,966
Level 3 Communications, Inc., 9.125%, due 5/1/08                 105,350                       43,721
TALK America Holdings, Inc., Cv., 4.5%, due 9/15/02               27,008                        4,051
                                                                                           ----------
Total Corporate and Other Bonds (Identified Cost -- $192,386)                                 149,258
-----------------------------------------------------------------------------------------------------

Legg Mason Opportunity Trust

                                                              Shares/Par                     Value
-----------------------------------------------------------------------------------------------------
Repurchase Agreements -- 3.9%
Goldman, Sachs & Company
  4.05%, dated 6/29/01, to be repurchased at $34,957 on
  7/2/01 (Collateral: $35,002 Fannie Mae mortgage-backed
  securities, 6.764%, due 3/1/33, value $35,665)              $   34,945                   $   34,945
J.P. Morgan Chase & Co.
  4.05%, dated 6/29/01, to be repurchased at $34,957 on
  7/2/01 (Collateral: $35,425 Fannie Mae Note, 4.75%, due
  3/15/04, value $35,710)                                         34,945                       34,945
                                                                                           ----------
Total Repurchase Agreements (Identified Cost -- $69,890)                                       69,890
-----------------------------------------------------------------------------------------------------
Total Investments -- 96.4% (Identified Cost -- $1,590,106)                                  1,710,350
Deposits With/Receivables From Brokers for Securities Sold Short -- 1.5%                       25,689
Other Assets Less Liabilities -- 2.1%                                                          37,337
                                                                                           ----------
NET ASSETS CONSISTING OF:
Accumulated paid-in capital applicable to:
  153,351 Primary Class shares outstanding                    $1,607,073
    2,754 Institutional Class shares outstanding                  29,588
Accumulated net investment income/(loss)                           3,509
Accumulated net realized gain/(loss) on investments               12,962
Unrealized appreciation/(depreciation) of investments            120,244
                                                              ----------

NET ASSETS -- 100.0%                                                                       $1,773,376
                                                                                           ==========
NET ASSET VALUE PER SHARE:

  PRIMARY CLASS                                                                                $11.36
                                                                                           ==========
  INSTITUTIONAL CLASS                                                                          $11.39
                                                                                           ==========
-----------------------------------------------------------------------------------------------------

(A)Non-income producing.

(B)Affiliated Company -- As defined in the Investment Company Act of 1940, an "Affiliated Company" represents Fund ownership of at least 5% of the outstanding voting securities of an issuer. At June 30, 2001, the total market value of Affiliated Companies was $143,820 and the identified cost was $162,890.

(C)Pledged as collateral for securities sold short are 1,350 shares with a market value of $26,798 as of June 30, 2001.

N.M. - Not meaningful.

See notes to financial statements.

Statement of Operations
Legg Mason Opportunity Trust
For the Six Months Ended June 30, 2001 (Unaudited)
(Amounts in Thousands)


--------------------------------------------------------------------------------------------
Investment Income:
Dividends(A)                                                  $  3,383
Interest                                                        12,461
                                                              --------
  Total income                                                                      $ 15,844

Expenses:
Management fee                                                   5,435
Distribution and service fees                                    6,972
Transfer agent and shareholder servicing expense                   411
Audit and legal fees                                                38
Custodian fee                                                      118
Directors' fees                                                     11
Registration expense                                               124
Reports to shareholders                                            138
Other expenses                                                      75
                                                              --------
  Total expenses                                                                      13,322
                                                                                    --------
NET INVESTMENT INCOME                                                                  2,522

Net Realized and Unrealized Gain/(Loss) on Investments:
Realized gain/(loss) on investments and foreign currency
  transactions                                                  33,252
Change in unrealized appreciation/(depreciation) of:
  Investments                                                  175,157
  Securities sold short                                           (437)
                                                              --------
NET REALIZED AND UNREALIZED GAIN/(LOSS) ON INVESTMENTS                               207,972
--------------------------------------------------------------------------------------------
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS                                      $210,494
--------------------------------------------------------------------------------------------

(A) Net of foreign taxes withheld of $68.

See notes to financial statements.

Statement of Changes in Net Assets
Legg Mason Opportunity Trust
(Amounts in Thousands)

                                                              Six Months Ended   Year Ended
                                                                  6/30/01         12/31/00
-------------------------------------------------------------------------------------------
                                                                (Unaudited)
Change in Net Assets:
Net investment income/(loss)                                     $    2,522      $    4,540
Net realized gain/(loss) on investments and foreign
  currency transactions                                              33,252          (5,789)
Change in unrealized appreciation/(depreciation) of
  investments and foreign currency translations                     174,720         (54,476)
-------------------------------------------------------------------------------------------
Change in net assets resulting from operations                      210,494         (55,725)
Distributions to shareholders from:
  Net investment income:
    Primary Class                                                        --          (4,101)
    Institutional Class                                                  --            (145)
  Net realized gain on investments:
    Primary Class                                                        --         (14,345)
    Institutional Class                                                  --            (175)
Change in net assets from Fund share transactions:
    Primary Class                                                   418,779       1,042,905
    Institutional Class                                              15,661          13,935
-------------------------------------------------------------------------------------------
Change in net assets                                                644,934         982,349

Net Assets:
Beginning of period                                               1,128,442         146,093
-------------------------------------------------------------------------------------------
End of period                                                    $1,773,376      $1,128,442
-------------------------------------------------------------------------------------------
Undistributed net investment income/(loss)                       $    3,509      $      987
-------------------------------------------------------------------------------------------

See notes to financial statements.

Financial Highlights
Legg Mason Opportunity Trust

  Contained below is per share operating performance data for a Primary Class share of common stock outstanding, total investment return, ratios to average net assets and other supplemental data. This information has been derived from information provided in the financial statements.

                                                Investment Operations                          Distributions
                                       ----------------------------------------   ----------------------------------------
                                                                                                  From
                           Net Asset      Net        Net Realized      Total         From          Net
                            Value,     Investment   and Unrealized      From         Net        Realized
                           Beginning    Income/     Gain/(Loss) on   Investment   Investment     Gain on         Total
                           of Period     (Loss)      Investments     Operations     Income     Investments   Distributions
--------------------------------------------------------------------------------------------------------------------------
Six Months Ended
 June 30, 2001*             $ 9.65        $.01          $1.70          $1.71           --            --             --
Year Ended Dec. 31,
 2000                        10.00         .04           (.21)          (.17)        (.04)         (.14)          (.18)
Period Ended Dec. 31,
 1999(C)                     10.00          --             --             --           --            --             --
--------------------------------------------------------------------------------------------------------------------------

                                                            Ratios/Supplemental Data
                                       ------------------------------------------------------------------
                                                                   Net
                           Net Asset                           Investment                   Net Assets,
                            Value,                Expenses    Income/(Loss)   Portfolio       End of
                            End of     Total     to Average    to Average     Turnover        Period
                            Period     Return    Net Assets    Net Assets       Rate      (in thousands)
-------------------------  ------------------------------------------------------------------------------
Six Months Ended
 June 30, 2001*             $11.36     17.72%(A)    1.90%(B)       .34%(B)      41.5%(B)    $1,742,014
Year Ended Dec. 31,
 2000                         9.65     (1.68)%      1.98%          .63%         25.9%        1,115,626
Period Ended Dec. 31,
 1999(C)                     10.00      N.M.        1.99%(B,D)  N.M.               --          146,093
-------------------------------------------------------------------------------------------------------------------------

(A)Not annualized.

(B)Annualized.

(C)For the period December 30, 1999 (commencement of operations) to December 31, 1999.

(D)Net of fees waived pursuant to an expense limitation of 1.99% of average daily net assets through April 30, 2002. If no fees had been waived by LMM, the annualized ratio of expenses to average daily net assets for the period ended December 31, 1999, would have been 2.39%.

N.M. -- Not meaningful.

* Unaudited.

See notes to financial statements.

                 ---------------------------------------------

Notes to Financial Statements
Legg Mason Opportunity Trust

(Amounts in Thousands) (Unaudited)
--------------------------------------------------------------------------------

1. Significant Accounting Policies:

  The Legg Mason Investment Trust, Inc. ("Corporation"), consisting of the Legg Mason Opportunity Trust ("Fund"), was organized on October 8, 1999, and is registered under the Investment Company Act of 1940, as amended, as an open-end, non-diversified investment company. The Fund had no substantive operations prior to December 30, 1999, other than those matters related to its organization and initial registration.

  The Fund consists of two classes of shares: Primary Class, offered since December 30, 1999, and Institutional Class, offered only to certain institutional and other investors since June 26, 2000. Information about the Institutional Class is contained in a separate report to its shareholders. The income and expenses of the Fund are allocated proportionately to the two classes of shares based on daily net assets, except for Rule 12b-1 distribution fees, which are charged only on Primary Class shares, and transfer agent and shareholder servicing expenses, which are determined separately for each class.

--------------------------------------------------------------------------------

Security Valuation

  Securities owned by the Fund for which market quotations are readily available are valued at current market value. In the absence of readily available market quotations, securities are valued at fair value under procedures established by and under the general supervision of the Board of Directors. Where a security is traded on more than one market, which may include foreign markets, the securities are generally valued on the market considered by the Fund's adviser to be the primary market. Bonds with remaining maturities of 60 days or less are valued at amortized cost. The Fund will value its foreign securities in U.S. dollars on the basis of the then-prevailing exchange rates.

Investment Income and Distributions to Shareholders

  Interest income and expenses are recorded on the accrual basis. Bond premiums and discounts are amortized for financial reporting and federal income tax purposes. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Dividends from net investment income, if available, will be paid annually. Net capital gain distributions, if any, are declared and paid in June and/or December. Distributions are determined in accordance with federal income tax regulations, which may differ from those determined in accordance with accounting principles generally accepted in the United States; accordingly, periodic reclassifications are made within the Fund's capital accounts to reflect income and gains available for distribution under federal income tax regulations.

  In November 2000, a revised AICPA Audit and Accounting Guide, Audits of Investment Companies, was issued, and is effective for fiscal years beginning after December 15, 2000. The Fund adopted the Guide January 1, 2001. The revised Guide requires the Fund to amortize premium and discount on all fixed income securities. There was no impact on the Fund as a result of adopting this accounting principle.

Foreign Currency Translation

  Assets and liabilities initially expressed in terms of non-U.S. currencies are translated into U.S. dollars at the closing daily rate of exchange. Purchases and sales of securities and income and expenses are translated into U.S. dollars at the prevailing market rates on the dates of such transactions. The effects of changes in non-U.S. currency exchange rates on investment securities and other assets and liabilities are included with the net realized and unrealized gain or loss on investment securities.

Security Transactions

  Security transactions are recorded on the trade date. Realized gains and losses from security transactions are reported on an identified cost basis for both financial reporting and federal income tax purposes.

  At June 30, 2001, receivables for securities sold and payables for securities purchased were as follows:

Receivable for        Payable for
Securities Sold   Securities Purchased
--------------------------------------
    $25,352              $4,710

Short Sales

  The Fund is authorized to engage in short-selling, which obligates the Fund to replace the security borrowed by purchasing the security at current market value sometime in the future. The Fund will incur a loss if the price of the security increases between the date of the short sale and the date on which the Fund replaces the borrowed security. The Fund will realize a gain if the price of the security declines between

--------------------------------------------------------------------------------

those dates. Until the Fund replaces the borrowed security, the Fund will maintain a segregated account with cash and/or liquid securities sufficient to cover its short position on a daily basis. At June 30, 2001, the value of securities sold short amounted to $31,365, against which collateral of $52,487 was held. The collateral includes a Bear Stearns deposit account and certain securities held long, as shown in the statement of net assets. Dividends declared on securities sold short are recorded as an expense on the ex-dividend date.

Federal Income Taxes

  No provision for federal income or excise taxes is required since the Fund intends to continue to qualify as a regulated investment company and distribute substantially all of its taxable income to its shareholders.

Use of Estimates

  Preparation of the financial statements in accordance with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

2. Investment Transactions:

  For the six months ended June 30, 2001, investment transactions (excluding short-term investments) were as follows:

Purchases   Proceeds From Sales
-------------------------------
$704,814         $279,348

  At June 30, 2001, cost, gross unrealized appreciation and gross unrealized depreciation for federal income tax purposes were as follows:

                                                                      Net Appreciation/
                        Cost/Proceeds   Appreciation   Depreciation    (Depreciation)
---------------------------------------------------------------------------------------
Investments              $1,621,034       $422,991      $(302,310)        $120,681
Short Sales                  30,928             --           (437)            (437)

3. Repurchase Agreements:

  All repurchase agreements are fully collateralized by obligations issued by the U.S. government or its agencies, and such collateral is in the possession of the Fund's custodian. The value of such collateral includes accrued interest. Risks arise from the possible delay in recovery or potential loss of rights in the collateral should the issuer of the repurchase agreement fail financially. The Fund's investment adviser reviews the value of the collateral and the creditworthiness of those banks and dealers with which the Fund enters into repurchase agreements to evaluate potential risks.

--------------------------------------------------------------------------------

4. Transactions With Affiliates:

  The Fund has an investment management agreement with LMM. For its services to the Fund, LMM receives a management fee, calculated daily and payable monthly, at an annual rate of 1.00% of the average daily net assets of the Fund up to $100 million and 0.75% of its average daily net assets in excess of $100 million. As of June 30, 2001, $1,085 was payable to LMM.

  Under the terms of the investment management agreement, LMM has agreed to waive its fees to the extent the Fund's expenses (exclusive of taxes, interest, brokerage and extraordinary expenses) exceed 1.99% of Primary Class average daily net assets until April 30, 2002.

  Legg Mason Funds Management, Inc. ("LMFM") serves as investment adviser to the Fund under an investment advisory agreement with LMM. For LMFM's services to the Fund, LMM (not the Fund) pays LMFM a fee, calculated daily and payable monthly, of 0.10% of the average daily net assets of the Fund up to $100 million and 0.05% of the average daily net assets of the Fund in excess of $100 million. For the six months ended June 30, 2001, LMFM received $382. Prior to August 1, 2000, Legg Mason Fund Adviser, Inc. ("LMFA") served as investment adviser to the Fund, under a compensation agreement substantially similar to that with the current adviser.

  LMFA serves as administrator to the Fund under an administrative services agreement with LMM. For LMFA's services to the Fund, LMM (not the Fund) pays LMFA a fee, calculated daily and payable monthly, of 0.05% of the average daily net assets of the Fund. LMFA has agreed to waive indefinitely all fees payable to it under the agreement.

  Legg Mason Wood Walker, Incorporated ("Legg Mason"), a member of the New York Stock Exchange, serves as distributor of the Fund. Legg Mason receives an annual distribution fee and an annual service fee, based on the Fund's Primary Class's average daily net assets, computed daily and payable monthly as follows:

                             At June 30, 2001
                         ------------------------
Distribution   Service   Distribution and Service
    Fee          Fee           Fees Payable
-------------------------------------------------
   0.75%        0.25%             $1,393

  The Fund paid $11 in brokerage commissions to Legg Mason for the six months ended June 30, 2001.

  Legg Mason also has an agreement with the Fund's transfer agent to assist it with some of its duties. For this assistance, the transfer agent paid Legg Mason $128 for the six months ended June 30, 2001.

  LMM, LMFM, LMFA and Legg Mason are corporate affiliates of Legg Mason, Inc.

--------------------------------------------------------------------------------

5. Fund Share Transactions:

  At June 30, 2001, there were 200,000 and 100,000 shares authorized at $0.001 par value for the Primary Class and Institutional Class, respectively, of the Fund. Share transactions were as follows:

                                                         Reinvestment
                                        Sold           of Distributions       Repurchased            Net Change
                                --------------------   ----------------   -------------------   --------------------
                                Shares      Amount     Shares   Amount    Shares     Amount     Shares      Amount
--------------------------------------------------------------------------------------------------------------------
-- Primary Class
  Six Months Ended June 30,
      2001                       48,913   $  535,579       7    $    66   (11,166)  $(116,866)   37,754   $  418,779
  Year Ended Dec. 31, 2000      112,195    1,157,980   1,890     18,070   (13,098)   (133,145)  100,987    1,042,905
-- Institutional Class
  Six Months Ended June 30,
    2001                          3,370   $   35,724      --    $    --    (1,947)  $ (20,063)    1,423   $   15,661
  Period Ended Dec. 31,
    2000(A)                       1,323       13,894      34        320       (26)       (279)    1,331       13,935

---------

(A)June 26, 2000 (commencement of operations of this class) to December 31, 2000.